Contingent Assets, Liabilities & Commitments	12 Months Ended
Jun. 30, 2024
Contingent Assets and Liabilities [Abstract]
Contingent Assets, Liabilities & Commitments
(23) Contingent Asset, Liabilities & Commitments
1)In 2021, the Company received contributions from the Australian Renewable Energy Agency (ARENA) in relation to funding a 30 MW concentrated solar thermal power reference plant variation contract (variation funding agreement). In relation to the funding agreement, the arrangement includes a clause on change of control, which indicated that if the Company failed to get funding to build the facility in Australia by May 31, 2024 but obtains finance for an offshore facility before that period, it would give rise to the requirement to repay a proportion of funding received from ARENA. At reporting date and upon entering into BCA, the Company did not identify such circumstances, as significant progress has been made on this facility in Australia. Refer to Note 2 – Summary of Significant Accounting Policies — (b) Going concern..
2)On December 7, 2023, the Company entered into a Joint Development Agreement (“JDA”) with EDF, pursuant to which :
a.the Company and EDF will co-develop CSP Projects (as defined in the JDA) on an exclusive basis, subject to certain preexisting exceptions, in (i) Australia and, (ii) subject to certain conditions relating to expanding this exclusivity, other jurisdictions,
b.EDF will be provided with a right to elect to invest equity in CSP Projects which become Approved Projects (as defined in the JDA) and
c.the Company will have the right to be the exclusive supplier of CSP Technology to all Potential Eligible Projects, Eligible Projects and Approved Projects (each as defined in the JDA).
Pursuant to the EDF JDA, the parties have agreed to collaborate on certain development activities with respect to CSP Projects. The Company and EDF will establish a steering committee, composed of two appointees from each party, to oversee and govern the activities of the EDF JDA. Costs with respect to Eligible Projects developed under the EDF JDA will be borne by the parties equally. The EDF JDA also specifies that a joint venture agreement (“JVA”) will be entered into for each jointly developed project which reaches a certain stage of development. EDF has a right to invest in Approved Projects for an amount up to (1) 75% of the total equity capital for an Approved Project, and (2) up to 75% of the total equity capital of VS1, VS3 (a proposed 150 MW CSP facility with 12-18 hours of thermal storage located in Port Augusta, South Australia) and SM1 in the aggregate. Neither party will contribute any pre-existing background intellectual property used in the joint effort; however, intellectual property rights developed or derived by either party in connection with the EDF JDA will be jointly owned by both the Company and EDF, and each party grants the other party a royalty-free, non-exclusive license to other intellectual property used in connection with the EDF JDA.
The EDF JDA will automatically terminate upon the later of (1) seven years from the closing date of the EDF Note Purchase Agreement and (2) the date the parties entered into a JVA with respect to an Approved Project with an expected nameplate capacity equal to or exceeding 200 megawatts, which may include a JVA for VS1, VS3 and SM1. The EDF JDA contains customary provisions regarding certain events of default and each party’s right to terminate its obligations thereunder. In the event a party contemplates a Change of Control of such party, the other party must first consent to such Change of Control but such consent may not be unreasonably withheld or delayed if (1) the transferor is the Company, it continues to own 100% of the CSP Technology and the Background IP (as defined therein) and (2) the transferee continues to have the technical and financial capability to perform its obligations under the EDF JDA.
Refer to Note 14 – Interest in other entities for details regarding the joint agreement with EDF.